Exhibit 10.3

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of April 5, 2007, is made between each Pledgor named in the signature pages hereof (each a “Pledgor” and, collectively, the “Pledgors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, Pacer International, Inc., a Tennessee corporation (the “Borrower”), the Lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) the L/C Issuers, the Swing Line Lender and the Administrative Agent are parties to a Credit Agreement dated as of April 5, 2007 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”); and

WHEREAS, it is a condition precedent to the Borrowings and issuances of Letters of Credit under the Credit Agreement, to the extensions of credit under the Swap Contracts and FX/Cash Management Agreements that each Pledgor enter into this Agreement and grant to the Administrative Agent, for itself and for the ratable benefit of the other Secured Parties, the security interests hereinafter provided to secure the Secured Obligations;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Certain Defined Terms. As used in this Agreement (including in the recitals hereof), the following terms shall have the following meanings:

“Additional Collateral” means the Additional Pledged LLC Collateral, the Additional Pledged Partnership Collateral and the Additional Pledged Stock Collateral.

“Additional Pledged LLC Collateral” means any and all interest in (a) any and all additional interests in any limited liability company owned by any Pledgor that is a Pledged Subsidiary hereafter acquired by such Pledgor, including any additional membership interests in any such Pledged Subsidiary, any and all of such Pledgor’s other additional rights and interests in and to such Pledged Subsidiary and any and all of such Pledgor’s rights to and interests in any proceeds and distributions under or pursuant to any Operating Agreements of or with respect to such Pledged Subsidiary or otherwise, including (i) all rights of such Pledgor to receive moneys in repayment of loans made to such Pledged Subsidiary pursuant to any Operating Agreements or otherwise, (ii) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged LLC Interests in such Pledged Subsidiary, (iii) all claims of such Pledgor for damages arising out of or for breach of or default or misrepresentation under any Operating Agreements or any documents, instruments or opinions delivered pursuant thereto, (iv) any right of such Pledgor to terminate any Operating

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Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (v) all rights of such Pledgor to vote and give appraisals, consents, decisions and directions and exercise any other similar rights with respect to any lawful action of such Pledged Subsidiary, and (b) to the extent not included in the foregoing, all cash and non-cash proceeds and supporting obligations of or with respect to the Pledged LLC Interests in such Pledged Subsidiary and any such Additional Pledged LLC Collateral, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, such Pledgor.

“Additional Pledged Partnership Collateral” means any and all interests in (a) any and all additional interests in any general partnership, limited partnership, limited liability partnership or other partnership owned by any Pledgor that is a Pledged Subsidiary hereafter acquired by such Pledgor, any and all of such Pledgor’s other additional rights and interests in and to such Pledged Subsidiary and any and all of such Pledgor’s rights to and interests in any proceeds and distributions under or pursuant to the Partnership Agreement relating to the Pledged Partnership Interests in such Pledged Subsidiary or otherwise, including (i) all rights of such Pledgor to receive moneys in repayment of loans made to such Pledged Subsidiary pursuant to such Partnership Agreement or otherwise, (ii) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Partnership Interests in such Pledged Subsidiary, (iii) all claims of such Pledgor for damages arising out of or for breach of or default or misrepresentation under such Partnership Agreement or any documents, instruments or opinions delivered pursuant thereto, (iv) any right of such Pledgor to terminate such Partnership Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (v) all rights of such Pledgor to vote and give appraisals, consents, decisions and directions and exercise any other similar rights with respect to any lawful action of such Pledged Subsidiary, and (b) to the extent not included in the foregoing, all cash and non-cash proceeds and supporting obligations of or with respect to the Pledged Partnership Interests in such Pledged Subsidiary and any such Additional Pledged Partnership Collateral, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, such Pledgor.

“Additional Pledged Stock Collateral” means any and all (i) additional capital stock or other equity securities issued by, or interests in, any Pledged Subsidiary hereafter acquired by any Pledgor, (ii) warrants, options or other rights entitling such Pledgor to acquire any interest in capital stock or other equity securities of or other equity interests in such Pledged Subsidiary, (iii) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares of such Pledged Subsidiary or such additional capital stock or other equity securities or other interests in such Pledged Subsidiary, and (iv) cash and non-cash proceeds and supporting obligations of or with respect to the Pledged Shares of such Pledged Subsidiary and any such Additional Pledged Stock Collateral, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, such Pledgor.

“FX/Cash Management Agreement” means any agreement to provide foreign exchange and cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) entered into between the Borrower or any Subsidiary thereof and any FX/Cash Management Obligation Provider.

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“Operating Agreement” means each operating or similar agreement to which any Pledgor is a party with respect to any Pledged LLC Interests.

“Partnership Agreement” means each limited partnership agreement, general partnership agreement or other partnership agreement to which any Pledgor is a party with respect to any Pledged Partnership Interests.

“Pledged Collateral” has the meaning set forth in Section 2(a).

“Pledged Equity Interests” means the Pledged LLC Interests, the Pledged Partnership Interests and the Pledged Shares.

“Pledged LLC Interests” means all interests in any limited liability company owned by any Pledgor that is a Pledged Subsidiary, including the interests in each limited liability company identified on Schedule 1 (as amended or supplemented from time to time).

“Pledged Partnership Interests” means all interests in any general partnership, limited partnership, limited liability partnership or other partnership owned by any Pledgor that is a Pledged Subsidiary, including the interests in each general partnership, limited partnership, limited liability partnership and other partnership identified on Schedule 1 (as amended or supplemented from time to time).

“Pledged Shares” means all of the issued and outstanding shares of the capital stock, whether certificated or uncertificated, of any Pledged Subsidiary owned by any Pledgor, including all shares of capital stock identified on Schedule 1 (as amended or supplemented from time to time).

“Pledged Subsidiary” means each Domestic Subsidiary or First Tier Foreign Subsidiary (other than any Excluded Subsidiary) of the Pledgors, including each Domestic Subsidiary or First Tier Foreign Subsidiary of the Pledgors identified on Schedule 1 (as amended or supplemented from time to time).

“Secured Obligations” means the indebtedness, liabilities and other obligations of the Borrower and the other Loan Parties (i) to the Secured Parties created under, or arising out of or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the Guaranty or any of the other Loan Documents, including all unpaid principal of the Loans, all amounts owing in respect of the L/C Obligations, all interest accrued thereon, all fees due under the Credit Agreement, any amounts payable under the Guaranty and all other amounts payable by payable by any Loan Party to the Secured Parties thereunder or in connection therewith, (ii) to the Swap Obligation Providers arising under any Swap Contract, including obligations and liabilities arising in connection with or as a result of early termination of any Swap Contract, whether or not occurring as a result of a default thereunder, and (iii) to the FX/Cash Management Obligation Providers arising under any FX/Cash Management Agreement, and in each case whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including interest that accrues after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming any such Person as the debtor in such proceeding.

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“Swap Contract” means any Swap Contracts entered into between the Borrower or any Subsidiary thereof and any Swap Obligation Provider.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

(c) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

(d) Interpretation. The rules of interpretation set forth in Sections 1.02 to 1.05 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2 Security Interest.

(a) Grant of Security Interest. As security for the payment and performance of the Secured Obligations, each Pledgor hereby pledges to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, and hereby grants to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, a security interest in, all of such Pledgor’s right, title and interest in, to and under (i) the Pledged Equity Interests and the Additional Collateral and any certificates and instruments now or hereafter representing the Pledged Equity Interests and the Additional Collateral, (ii) all rights, interests and claims with respect to the Pledged Equity Interests and Additional Collateral, including under any and all Partnership Agreements, Operating Agreements and other related agreements, instruments and other documents, and (iii) all books, records and other documentation of such Pledgor related to the Pledged Equity Interests and Additional Collateral, in each case whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the “Pledged Collateral”).

(b) Delivery of Pledged Equity Interests. Each Pledgor hereby agrees to deliver to or for the account of the Administrative Agent, at the address and to the Person to be designated by the Administrative Agent, any certificates representing the Pledged Equity Interests, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. Upon request of the Administrative Agent, each Pledgor shall cause certificates to be issued in respect of any uncertificated Pledged Equity Interests.

(c) Additional Pledged Subsidiaries. In the event that any Pledgor acquires rights in any Pledged Subsidiary after the date hereof, it shall deliver to the Administrative Agent a completed pledge supplement, substantially in the form of Annex 1 (the “Pledge Supplement”), together with all schedules thereto, reflecting such new Pledged Subsidiary. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Administrative Agent shall attach to any such Pledged Subsidiary immediately upon any Pledgor’s acquisition of rights therein and shall not be affected by the failure of any Pledgor to deliver a Pledge Supplement.

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(d) Delivery of Additional Collateral. If any Pledgor shall become entitled to receive or shall receive any Additional Collateral, such Pledgor shall accept any such Additional Collateral as the agent for the Administrative Agent, shall hold it in trust for the Administrative Agent, shall segregate it from other property or funds of such Pledgor, and shall deliver all Additional Collateral and all certificates, instruments and other writings representing such Additional Collateral forthwith to or for the account of the Administrative Agent, at the address and to the Person to be designated by the Administrative Agent, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall request, to be held by the Administrative Agent subject to the terms hereof, as part of the Pledged Collateral.

(e) Transfer of Security Interest Other Than by Delivery. If for any reason Pledged Collateral of any Pledgor cannot be delivered to or for the account of the Administrative Agent as provided in subsections (b) and (d), such Pledgor shall promptly take such other steps as shall be requested from time to time by the Administrative Agent to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, pursuant to the UCC. To the extent practicable, such Pledgor shall thereafter deliver the Pledged Collateral to or for the account of the Administrative Agent as provided in subsections (b) and (d).

(f) Financing Statements and Other Action. Each Pledgor hereby authorizes the Administrative Agent to file at any time and from time to time any financing statements describing the Pledged Collateral, and each Pledgor shall execute and deliver to the Administrative Agent, and such Pledgor hereby authorizes the Administrative Agent to file (with or without such Pledgor’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request, to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to the Administrative Agent pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of the Administrative Agent in the Pledged Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Pledgor ratifies and authorizes the filing by the Administrative Agent of any financing statements filed prior to the date hereof. Each Pledgor shall cooperate with the Administrative Agent in obtaining control (as defined in the UCC) of Pledged Collateral consisting of investment property. Each Pledgor shall join with the Administrative Agent in notifying any third party who has possession of any Pledged Collateral of the Administrative Agent’s security interest therein and obtaining an acknowledgment from the third party that it is holding the Pledged Collateral for the benefit of the Administrative Agent.

(g) Controlled Foreign Corporations. Notwithstanding anything herein to the contrary, in no event shall the Pledged Collateral include, and no Pledgor shall be deemed to

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have granted a security interest in, any of such Pledgor’s right, title or interest in any of the outstanding voting capital stock or other ownership interests of a Controlled Foreign Corporation (as defined below) in excess of 66% of the voting power of all classes of capital stock or other ownership interests of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting power of capital stock or other ownership interests in a Controlled Foreign Corporation without adverse tax consequences, the Pledged Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, such greater percentage of capital stock or other ownership interests of each Controlled Foreign Corporation. As used herein, “Controlled Foreign Corporation” shall mean a “controlled foreign corporation” as defined in the Code.

(h) Continuing Security Interest. Each Pledgor agrees that this Agreement shall create a continuing security interest in and pledge of the Pledged Collateral which shall remain in effect until terminated in accordance with Section 24.

SECTION 3 Representations and Warranties. Each Pledgor represents and warrants to Secured Parties that:

(a) Existence, Power and Authority. Each Pledgor is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

(b) Authorization. The execution, delivery and performance by each Pledgor of this Agreement have been duly authorized by all necessary action of such Pledgor, and this Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms.

(c) Filings and Consents. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person (including any party to any shareholders agreement, Partnership Agreement or Operating Agreement), is required for the due execution, delivery or performance by any Pledgor of this Agreement.

(d) Valid Issuance of Pledged Collateral. All the Pledged Equity Interests have been, and upon issuance any Additional Collateral will be, duly and validly issued, and are and will be fully paid and non-assessable.

(e) Ownership of Pledged Collateral. With respect to the Pledged Equity Interests of any Pledgor such Pledgor is, and with respect to any Additional Collateral such Pledgor will be, the legal record and beneficial owner thereof, and has and will have good and marketable title thereto, subject to no Lien except for the pledge and security interest created by this Agreement.

(f) Capitalization of the Pledged Subsidiaries. The Pledged Equity Interests constitute 100% of the issued and outstanding shares of capital stock and other ownership interests of the Pledged Subsidiaries, except as otherwise proved in Section 2(g).

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(g) Options, Warrants, Etc. No securities convertible into or exchangeable for any shares of capital stock or other ownership interests of the Pledged Subsidiaries, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any shares of capital stock or other ownership interests of the Pledged Subsidiaries, are issued and outstanding.

(h) Transfer Restrictions. Except for restrictions and limitations imposed by applicable securities laws generally, there are no restrictions on the transferability of the Pledged Collateral to the Administrative Agent or with respect to the foreclosure, transfer or disposition thereof by the Administrative Agent.

(i) Shareholders Agreements. Except as previously disclosed in writing to the Administrative Agent on or prior to the date of this Agreement, there are no shareholders, partners or members agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral.

(j) Location of Chief Executive Office. Each Pledgor’s chief executive office and principal place of business, and all books and records concerning the Pledged Collateral, are located at its address set forth in this Agreement; such Pledgor’s jurisdiction of organization is as set forth in Schedule 1 (as amended or supplemented from time to time); and such Pledgor’s exact legal name each is as set forth on the signature pages of this Agreement.

(k) Other Financing Statements. Other than (i) financing statements disclosed to the Administrative Agent and (ii) financing statements in favor of the Administrative Agent on behalf of the Secured Parties, no effective financing statement naming any Pledgor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Pledged Collateral is on file in any filing or recording office in any jurisdiction.

(l) Enforceability; Priority of Security Interest. This Agreement (i) creates an enforceable perfected and first priority security interest in and pledge of the Pledged Collateral upon delivery thereof pursuant to Section 2(b), and (ii) will create an enforceable perfected and first priority security interest in and pledge of the Additional Collateral upon delivery thereof pursuant to Section 2(d) (or upon the taking of such other action with respect thereto as may be requested by the Administrative Agent pursuant to Section 2(e)), in each case securing the payment and performance of the Secured Obligations.

(m) Control Agreements. No control agreements exist with respect to any Pledged Collateral other than control agreements in favor of the Administrative Agent.

(n) Partnership Agreements and Operating Agreements. Each Partnership Agreement and each Operating Agreement contains the entire agreement between the parties thereto with respect to the subject matter thereof, has not been amended or modified, and is in full force and effect in accordance with its terms. To the best knowledge of each Pledgor, there exists no material violation or material default under any Partnership Agreement or Operating Agreement by such Pledgor or the other parties thereto. No Pledgor has knowingly waived or released any of its material rights under or otherwise consented to a material departure from the terms and provisions of any Partnership Agreement or Operating Agreement.

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Each Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on the date of each delivery of Pledged Collateral by it hereunder.

SECTION 4 Covenants. So long as any of the Secured Obligations remain unsatisfied or any Lender shall have any Commitment, any Letter of Credit shall be outstanding or any Swap Contract or FX/Cash Management Agreement shall be in effect, each Pledgor agrees that:

(a) Defense of Pledged Collateral. Each Pledgor shall, at its own expense, appear in and defend any action, suit or proceeding which purports to affect its title to, or right or interest in, the Pledged Collateral or the security interest of the Administrative Agent therein and the pledge to the Administrative Agent thereof.

(b) Preservation of Collateral. Each Pledgor shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral.

(c) Compliance with Laws, Etc. Each Pledgor shall comply with all laws, regulations and ordinances relating in a material way to the possession, maintenance and control of the Pledged Collateral.

(d) Location of Books and Chief Executive Office. Each Pledgor shall: (i) keep all books and records pertaining to the Pledged Collateral at the location set forth in Section 3(j); and (ii) give at least 30 days’ prior written notice to the Administrative Agent of (A) any changes in any such location where books and records pertaining to the Pledged Collateral are kept, or (B) any change in the location of such Pledgor’s chief executive office or principal place of business.

(e) Change in Name, Identity or Structure. Each Pledgor shall give at least 30 days’ prior written notice to the Administrative Agent of: (i) any change in its name; (ii) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (iii) any change in its registration as an organization (or any new such registration); and (iv) any change in its jurisdiction of organization. No Pledgor shall change its jurisdiction of organization to a jurisdiction outside of the United States.

(f) Disposition of Pledged Collateral. No Pledgor shall surrender or lose possession of (other than to the Administrative Agent or, with the prior consent of the Administrative Agent, to a depositary or financial intermediary), exchange, sell, convey, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein, except as permitted under the Credit Agreement.

(g) Liens. No Pledgor shall create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to the Administrative Agent created by this Agreement.

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(h) Shareholders Agreements. No Pledgor shall enter into any shareholders, partners or members agreement, voting trust, proxy agreement or other agreement or understanding which affects or relates to the voting or giving of written consents with respect to any of the Pledged Collateral.

(i) Issuance of Additional Shares. No Pledgor shall consent to or approve, or allow any Pledged Subsidiary to consent to or approve, the issuance to any Person of any additional shares of any class of capital stock or other ownership interests of such Pledged Subsidiary, or of any securities convertible into or exchangeable for any such shares or other ownership interests, or any warrants, options or other rights to purchase or otherwise acquire any such shares or other ownership interests, except as permitted under the Credit Agreement.

(j) Securities Accounts. Each Pledgor shall give the Administrative Agent immediate notice of the establishment of (or any change in or to) any securities account pertaining to any Pledged Collateral.

(k) Compliance With Partnership Agreements, Operating Agreements and Shareholders Agreements. Each Pledgor shall comply with all of its obligations under any Partnership Agreement, Operating Agreement or shareholders agreement relating to any Pledged Equity Interests and shall enforce all of its rights with respect to any Pledged Equity Interests.

(l) Partnership Agreements, Operating Agreements or Organization Documents. Except with respect to those Pledged LLC Interests and Pledged Partnership Interests which are securities on the Closing Date and governed by Article 8 of the applicable Uniform Commercial Code, each Pledgor will take all actions necessary to cause each Operating Agreement relating to Pledged LLC Interests, and each Partnership Agreement relating to any Pledged Partnership Interests, to provide specifically at all times that: (i) no such Pledged LLC Interest or Pledged Partnership Interest is a security governed by Article 8 of the applicable Uniform Commercial Code; and (ii) no consent of any member, manager, partner or other Person shall be a condition to the admission as a member or partner of the applicable Pledged Subsidiary of any transferee (including the Administrative Agent) that acquires ownership of the Pledged LLC Interests or Pledged Partnership Interests as a result of the exercise by the Administrative Agent of any remedy hereunder or under applicable law. Additionally, each Pledgor agrees that no Pledged LLC Interest or Pledged Partnership Interest (A) shall be dealt in or traded on any securities exchange or in any securities market, (B) shall constitute an investment company security, or (C) shall be held by such Pledgor in a securities account. No Pledgor shall vote to enable or take any other action to amend or terminate, or waive compliance with any of the terms of, any Partnership Agreement, Operating Agreement or Organization Documents in any way that materially changes the rights of such Pledgor with respect to any Pledged Equity Interests in a manner adverse to the Secured Parties or that adversely affects the validity, perfection or priority of the Administrative Agent’s security interest therein.

(m) Further Assurances. Each Pledgor shall promptly, upon the written request from time to time of the Administrative Agent, execute, acknowledge and deliver, and file and record, all such financing statements and other documents and instruments, and take all such action, as shall be reasonably necessary to carry out the purposes of this Agreement.

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SECTION 5 Administration of the Pledged Collateral.

(a) Distributions and Voting Prior to an Event of Default. Unless an Event of Default shall have occurred and is continuing: (i) the Pledgors shall be entitled to receive and retain for their own account any cash dividend on or other cash distribution, if any, in respect of the Pledged Collateral, to the extent consistent with the Loan Documents; and (ii) the Pledgors shall have the right to vote the Pledged Collateral and to retain the power to control the direction, management and policies of the Pledged Subsidiaries to the same extent as the Pledgors would if the Pledged Collateral were not pledged to the Administrative Agent pursuant to this Agreement; provided, however, that, except in connection with transactions permitted under Section 7.05 or Section 7.06 of the Credit Agreement, no Pledgor shall be entitled to receive (A) cash paid, payable or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Collateral, or (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of the Pledged Subsidiaries or in connection with a reduction of capital, capital surplus or paid-in-surplus or any other type of recapitalization involving the Pledged Subsidiaries; and provided further, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have the effect of impairing the position or interest of the Administrative Agent in respect of the Pledged Collateral or which would alter the voting rights with respect to the stock of or other ownership interests in the Pledged Subsidiaries or any Pledgor’s rights to control or otherwise direct the affairs of the Pledged Subsidiaries or be inconsistent with or violate any provision of this Agreement, the Credit Agreement, the Guaranty or any other Loan Documents. If applicable, a Pledgor shall be deemed the beneficial owner of all Pledged Collateral of such Pledgor for purposes of Sections 13 and 16 of the Exchange Act and agrees to file all reports required to be filed by beneficial owners of securities thereunder. The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this subsection (a) and to receive the distributions which it is authorized to receive and retain pursuant to this subsection (a).

(b) General Authority upon an Event of Default. Upon the occurrence and during the continuance of any Event of Default:

(i) the Administrative Agent shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by the Administrative Agent as part of the Pledged Collateral;

(ii) the Administrative Agent shall have the right following prior written notice to any Pledgor to vote or consent to take any action with respect to the Pledged Collateral of such Pledgor and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Pledged Collateral as if the Administrative Agent were the absolute owner thereof; and

(iii) the Administrative Agent shall have the right, for and in the name, place and stead of any Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral of such Pledgor, to

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endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to any Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Administrative Agent may deem necessary or desirable to protect, collect, realize upon and preserve any Pledged Collateral, to enforce the Administrative Agent’s rights with respect to any Pledged Collateral and to accomplish the purposes of this Agreement.

(c) Distributions to Be Held for Administrative Agent. Distributions and other payments which are received by any Pledgor but which it is not entitled to retain as a result of the operation of subsection (a) or (b) shall be held in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor, and be forthwith paid over or delivered to the Administrative Agent in the same form as so received.

(d) Certain Other Administrative Matters. At any time and from time to time, the Administrative Agent may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in subsection (a)). The Administrative Agent shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

(e) Appointment of Administrative Agent as Attorney-in-Fact. For the purpose of enabling the Administrative Agent to exercise its rights under this Section 5 or otherwise in connection with this Agreement, each Pledgor hereby (i) constitutes and appoints the Administrative Agent (and any of the Administrative Agent’s officers, employees or agents designated by the Administrative Agent) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of such Pledgor, which the Administrative Agent may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Administrative Agent’s rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints the Administrative Agent as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the shareholders, partners or members of the Pledged Subsidiaries held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and irrevocable so long as the Lenders have any Commitments, any Letter of Credit remains outstanding, any Swap Contract or any FX/Cash Management Agreements shall be in effect, or the Secured Obligations have not been paid and performed in full. Such Pledgor hereby ratifies, to the extent permitted by law, all that the Administrative Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 5.

(f) Partnership Agreements, Operating Agreements and Shareholders Agreements. Anything herein to the contrary notwithstanding, (i) each Pledgor shall remain liable under all Partnership Agreements, Operating Agreements and shareholders agreements to

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which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release such Pledgor from any of its duties and obligations under all Partnership Agreements, Operating Agreements and shareholders agreements, and (iii) the Administrative Agent shall not have any obligation or liability under any Partnership Agreements, Operating Agreements or shareholders agreements by reason of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of such Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 6 Administrative Agent Performance of Pledgor Obligations. The Administrative Agent may perform or pay any obligation which any Pledgor has agreed to perform or pay under or in connection with this Agreement, and such Pledgor shall reimburse the Administrative Agent on demand for any amounts paid by the Administrative Agent pursuant to this Section 6.

SECTION 7 Administrative Agent’s Duties. Notwithstanding any provision contained in this Agreement, the Administrative Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Pledgor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral.

SECTION 8 Remedies.

(a) Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement, the Guaranty or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, each Pledgor agrees that any item of the Pledged Collateral may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers’ board or elsewhere, by public or private sale, and at such times and on such terms, as the Administrative Agent shall determine; provided, however, that such Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Administrative Agent. The Administrative Agent shall give each Pledgor such notice of any private or public sales as may be required by the UCC or other applicable law. Each Pledgor recognizes that the Administrative Agent may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. The Administrative Agent and each of the other Secured Parties shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption each Pledgor hereby releases to the extent permitted by law.

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(b) Proceeds Account. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under any Letter of Credit or contingent amounts due under any Swap Contract or FX/Cash Management Agreement) at such time as there may exist an Event of Default, the Administrative Agent may, at its election (in accordance with the direction of the Required Lenders), (i) retain the proceeds of any sale, collection, disposition or other realization upon the Pledged Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the “Proceeds Account”) created and maintained by the Administrative Agent for such purpose (as to which each Pledgor hereby grants a security interest and which shall constitute part of the Pledged Collateral hereunder) until such time as the Administrative Agent may elect to apply such proceeds to the Secured Obligations, and each Pledgor agrees that such retention of such proceeds by the Administrative Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Administrative Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Pledged Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable law. Each Pledgor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, such Pledgor shall not have any right of withdrawal with respect to such funds. Accordingly, such Pledgor irrevocably waives until the termination of this Agreement in accordance with Section 24 the right to make any withdrawal from the Proceeds Account and the right to instruct the Administrative Agent to honor drafts against the Proceeds Account.

(c) Application of Proceeds. The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts of the Pledged Collateral (including any cash contained in the Pledged Collateral) the application of which is not otherwise provided for herein, shall be applied in the order specified in Section 8.03 of the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Pledgors entitled thereto or otherwise disposed of in accordance with the UCC or other applicable law. The Pledgors (to the extent of their liability as obligors with respect to the Secured Obligations) shall remain liable to the Secured Parties for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

SECTION 9 [Reserved].

SECTION 10 Certain Waivers. (a)(a) Each Pledgor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Pledged Collateral or other collateral or security for the Secured Obligations; (ii) any right to require any of the Secured Parties (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in any Secured Party’s power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against the Secured Parties arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.

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(b) Each Pledgor waives any right it may have to require the Administrative Agent to pursue any third person for any of the Secured Obligations. The Administrative Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Pledged Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. The Administrative Agent may sell the Pledged Collateral without giving any warranties as to the Pledged Collateral. The Administrative Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. If the Administrative Agent sells any of the Pledged Collateral upon credit, the Pledgors shall be credited only with payments actually made by the purchaser, received by Administrative Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Pledged Collateral, the Administrative Agent may resell the Pledged Collateral and the Pledgors shall be credited with the proceeds of the sale.

(c) Each Pledgor agrees that at any time and from time to time, without notice to or the consent of such Pledgor, without incurring responsibility to such Pledgor, and without impairing or releasing the security interests provided for herein or otherwise impairing the rights of the Administrative Agent hereunder, all as the Secured Parties may deem advisable: (i) the principal amount of the Secured Obligations may be increased or decreased and additional indebtedness or obligations of the Borrower under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions or otherwise; (ii) the time, manner, place or terms of any payment under the Loan Documents may be extended or changed, including by an increase or decrease in the interest rate on the Loan Documents or any fee or other amount payable under the Loan Documents, by an amendment, modification or renewal of the Loan Documents or otherwise; (iii) the time for the Borrower’s performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Loan Documents may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Secured Parties may deem proper; (iv) the Secured Parties may discharge or release, in whole or in part, any guarantor or any other Person liable for the payment and performance of all or any part of the Secured Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Secured Obligations, nor shall any of the Secured Parties be liable to any Pledgor for any failure to collect or enforce payment of the Secured Obligations or to realize on any other collateral therefor; (v) in addition to the Pledged Collateral, the Secured Parties may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Secured Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (vi) the Secured Parties may request and accept any guaranties of the Secured Obligations and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and (vii) the Secured Parties may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of the Loan Documents and any power of sale) granted by the Loan Documents or other security document or agreement, or otherwise available to the Secured Parties, with respect to the Secured Obligations, any of the

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Pledged Collateral or other security for any or all of the Secured Obligations, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of any Pledgor against the Borrower.

(d) Each Pledgor waives and agrees not to assert: (i) any right to require any of the Secured Parties to proceed against the Borrower, any guarantor or any other Person, to proceed against or exhaust any other security held for the Secured Obligations or to pursue any other right, remedy, power or privilege of the Secured Parties whatsoever; (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Secured Obligations; (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of the Borrower, such Pledgor or any other Person; (iv) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Pledgor or the right of such Pledgor to proceed against the Borrower or any other obligor of the Secured Obligations for reimbursement; and (v) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties or which may conflict with the terms of this Agreement.

(e) All rights of the Administrative Agent hereunder, and the obligations of each Pledgor hereunder and the Lien created hereby, shall remain in full force and effect without regard to, and shall not be impaired or affected by, (i) any insolvency or bankruptcy, liquidation, winding up or dissolution of the Borrower, such Pledgor any other Person; (ii) any limitation, discharge, or cessation of the liability of the Borrower, such Pledgor or any other Person for any Secured Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Secured Obligations or the Loan Documents; (iii) any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and rights hereunder or in respect of the Loan Documents; (iv) any claim, defense, counterclaim or setoff, other than that of prior performance, that the Borrower, any Pledgor, or any other Person may have or assert; or (v) any Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or insolvency case related to the Secured Obligations.

(f) Each Pledgor waives any and all notice of the creation, renewal, modification, extension or accrual of the Secured Obligations. The Secured Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Agreement. Each Pledgor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Borrower, such Pledgor or any other Person with respect to the Secured Obligations.

(g) No Pledgor shall have any right to require any Secured Party to obtain or disclose any information with respect to: (i) the financial condition or character of the Borrower or the ability of the Borrower to pay and perform the Secured Obligations; (ii) the Secured Obligations; (iii) other security for any or all of the Secured Obligations; (iv) the existence or nonexistence of any other guarantees of all or any part of the Secured Obligations; (v) any action or inaction on the part of any Secured Party or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

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(h) Until the Secured Obligations shall be satisfied in full, no Pledgor shall have, and no Pledgor shall directly or indirectly exercise, (A) any rights that it may acquire by way of subrogation under or in respect of this Agreement or otherwise, or (B) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Agreement.

SECTION 11 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the addresses specified in the Credit Agreement, as specified herein or as specified the Guaranty, as applicable, in the case of the Swap Obligation Providers, to the addresses or telecopier numbers specified in the respective Swap Contracts, and in the case of FX/Cash Management Obligation Providers, to the addresses or telecopier numbers specified in the respective FX/Cash Agreements. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Each of the Pledgors and the Administrative Agent may change its address or telecopier number for notices and other communications hereunder by notice to the other parties.

SECTION 12 No Waiver; Cumulative Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to any of the Secured Parties.

SECTION 13 Costs and Expenses; Indemnification; Other Charges.

(a) Costs and Expenses. Each Pledgor jointly and severally agrees to pay on demand (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including in respect of the custody of any Pledged Collateral, and (ii) all out-of-pocket expenses incurred by any of the Secured Parties (including the fees, charges and disbursements of any counsel for any Secured Party), and shall pay all fees and time charges for attorneys who may be employees of a Secured Party, in connection with the enforcement or protection of their rights in connection with this Agreement, including their rights under this Section, and including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Secured Obligations, all appraisal (including the allocated cost of internal appraisal services), audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Administrative Agent or any of its Affiliates in connection with this Agreement or the Pledged Collateral and all costs and expenses of the Secured Parties in connection with the protection, sale or collection of, or other realization upon, any of the Pledged Collateral.

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(b) Indemnification. Each Pledgor shall jointly and severally indemnify, defend and hold the Administrative Agent (and any sub-agent thereof), each other Secured Party, and each Related Party of any of the foregoing Persons (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee and all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnitee) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement or performance of this Agreement or other Loan Document to which any Pledgor is a party or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding), whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, except to the extent that any such liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are caused by, arise solely out of or by reason of any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Administrative Agent or any other Secured Party (including information supplied by the Administrative Agent or any of the other Secured Parties) (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. If and to the extent that the foregoing indemnification is for any reason held unenforceable, each Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date).

(c) Other Charges. Each Pledgor jointly and severally agrees to indemnify each of the Secured Parties against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

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(d) Interest. Any amounts payable to any Secured Party under this Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate applicable to Base Rate Loans to the fullest extent permitted by applicable Law. Any such interest shall be due and payable upon demand and shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed.

(e) Payment. Any and all amounts due under this Section 13 shall be payable within ten Business Days after demand therefor.

(f) Survival. The agreements in this Section 13 shall survive the termination of the Commitments and repayment of all Secured Obligations.

SECTION 14 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Pledgors, the Secured Parties, each Indemnitee referred to in Section 13 and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement.

SECTION 15 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

SECTION 16 Forum Selection and Consent to Jurisdiction.

(a) EACH OF THE PLEDGORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION

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(b) EACH OF THE PLEDGORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SUBSECTION (A) OF THIS SECTION. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT

(c) EACH OF THE PLEDGORS IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 17 Waiver of Jury Trial. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO OR ACCEPT, AS THE CASE MAY BE, THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 18 Entire Agreement; Amendment. This Agreement contains the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall not be amended except by written agreement of the Pledgors, the Administrative Agent and the Required Lenders. No waiver of any rights of any Secured Party under any provision of this Agreement or consent to any departure by the Pledgors therefrom shall be effective unless in writing and signed by the Administrative Agent and the Required Lenders, or the Administrative Agent (with the written consent of the Required Lenders). Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 19 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 20 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.01 of the Credit Agreement, this Agreement shall become effective when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the parties. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 21 Incorporation of Provisions of the Credit Agreement. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article X thereof, such provisions are incorporated herein by this reference.

SECTION 22 No Inconsistent Requirements. Each Pledgor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

SECTION 23 Future Pledgors. At such time following the date hereof as any Person (an “Acceding Pledgor”) is required to accede hereto pursuant to the terms of Section 6.12 of the Credit Agreement, such Acceding Pledgor shall execute and deliver to the Administrative Agent an accession agreement substantially in the form of Annex 2 (the “Accession Agreement”), together with all schedules thereto, signifying its agreement to be bound by the provisions of this Agreement as a Pledgor to the same extent as if such Acceding Pledgor had originally executed this Agreement as of the date hereof.

SECTION 24 Termination. Upon termination of the Commitments of the Lenders, surrender of all Letters of Credit, termination of all Swap Contracts, termination of all FX/Cash Management Agreements and payment and performance in full of all Secured Obligations (other than inchoate indemnity obligations), the security interests created under this Agreement shall terminate and the Administrative Agent shall promptly redeliver to each Pledgor any of the Pledged Collateral in the Administrative Agent’s possession and shall execute and deliver to such Pledgor such documents and instruments reasonably requested by such Pledgor as shall be necessary to evidence termination of all security interests given by such Pledgor to the Administrative Agent hereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

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THE PLEDGORS:

PACER INTERNATIONAL, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

INTERMODAL CONTAINER SERVICE, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

OCEAN WORLD LINES, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

PDS TRUCKING, INC.

By:	/s/ Kent Prokop
Name:	Kent Prokop
Title:	President

PACER CARTAGE, INC.

By:	/s/ Val T. Noel
Name:	Val T. Noel
Title:	President

PACER DISTRIBUTION SERVICES, INC.

By:	/s/ Kent Prokop
Name:	Kent Prokop
Title:	President

PACER GLOBAL LOGISTICS, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

RF INTERNATIONAL, LTD.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

RAIL TO RAIL TRANSPORT, INC.

By:	/s/ Val T. Noel
Name:	Val T. Noel
Title:	President

S&H LEASING, INC.

By:	/s/ Gene Lucarz
Name:	Gene Lucarz
Title:	President

S&H TRANSPORT, INC.

By:	/s/ Gene Lucarz
Name:	Gene Lucarz
Title:	President

PACER STACKTRAIN, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

PACER TRANSPORT, INC.

By:	/s/ Lawrence C. Yarberry
Name:	Lawrence C. Yarberry
Title:	Executive Vice President

Address for Notices for Pledgors
c/o Pacer International, Inc.
2300 Clayton Road, Suite 1200
Concord, CA 94520
Attention: Chief Financial Officer
Telecopier: (925) 887-1565

THE ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A.

By:	/s/ Brenda H. Little
Name:	Brenda H. Little
Title:	Assistant Vice President

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